UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2024

 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15 Wayside Road, Suite 400, Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (781) 280-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

Progress Software Corporation (the "Company") is filing this Form 8-K/A as an amendment to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the "SEC") on October 31, 2024 (the "Original Filing"). As disclosed in the Original Filing, the Company completed its previously announced purchase of the assets and assumption of certain of the liabilities that collectively comprise the ShareFile business ("ShareFile") on October 31, 2024 pursuant to the terms of that certain Asset Purchase Agreement dated as of September 9, 2024 (the "Purchase Agreement"), by and between the Company and Cloud Software Group, Inc., a Delaware corporation.

This amendment to the Original Filing is being filed for the purpose of satisfying the Company's obligation to file the financial statements and pro forma financial information relating to the ShareFile acquisition pursuant to Item 9.01 of Form 8-K. This amendment should be read in conjunction with the Original Filing. Except as set forth herein, no modifications have been made to information contained in the Original Filing, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Included in this Current Report on Form 8-K/A are the audited abbreviated financial statements of ShareFile as of and for the nine months ended September 1, 2024, including notes thereto and the Independent Auditor's Report thereon. The foregoing is filed as Exhibit 99.1 and is incorporated herein by reference.

(b) Pro Forma Financial Information.

The Company is also filing the unaudited pro forma condensed combined financial information and explanatory notes as of August 31, 2024, and for the nine months ended August 31, 2024, and for the year ended November 30, 2023, which give effect to the acquisition of ShareFile and the financing in respect thereof, as more fully set forth in such pro forma financial information. The unaudited pro forma condensed combined financial information, and the notes related thereto, are filed as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
99.1	Audited Abbreviated Financial Statements of ShareFile as of and for the nine months ended September 1, 2024.
99.2
Unaudited Pro Forma Condensed Combined Financial Information of Progress Software Corporation and ShareFile as of August 31, 2024, and for the nine months ended August 31, 2024, and for the year ended November 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 9, 2025	Progress Software Corporation

		By:	/s/ ANTHONY FOLGER
Anthony Folger
Chief Financial Officer